UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

North Haven Private Income Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01489	87-4562172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class S Units	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On November 4, 2024, the Board of Directors (the “Board”) of North Haven Private Income Fund LLC (the “Company”) appointed Dylan Cutinha as Principal Accounting Officer of the Company, effective as of November 15, 2024.

Mr. Cutinha, 35, is a Vice President at Morgan Stanley and a member of Morgan Stanley’s U.S. private credit strategies team within the private credit platform of Morgan Stanley Investment Management. Mr. Cutinha is responsible for the finance, accounting and reporting functions for the business development companies (“BDCs”), including the Company, managed by MS Capital Partners Adviser Inc., the Company’s investment adviser and an indirect, wholly owned and consolidated subsidiary of Morgan Stanley, and other direct lending vehicles. Prior to joining Morgan Stanley in 2023, Mr. Cutinha was a Director at Lafayette Square on its credit platform. Prior to Lafayette Square, Mr. Cutinha held various positions at The Carlyle Group from 2015 to 2021, on the private credit platform including The Carlyle Group’s BDC complex. Mr. Cutinha started his career in public accounting. Mr. Cutinha received his Bachelor of Science in Accounting from Rutgers University.

There is no arrangement or understanding between Mr. Cutinha and any other person pursuant to which he was appointed as Principal Accounting Officer. Further, with regard to Mr. Cutinha, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024	NORTH HAVEN PRIVATE INCOME FUND LLC

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Chief Operating Officer and Secretary